VGOF-P18 02/26

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
SUPPLEMENT DATED FEBRUARY 2, 2026, TO THE
SUMMARY PROSPECTUS, AS APPLICABLE, PROSPECTUS, AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF EACH FUND LISTED IN SCHEDULE A

I. Effective May 1, 2026, Paul Sloane will retire and step down as a member of the portfolio management team for each fund listed on Schedule A. All references to Mr. Sloane in each fund’s Summary Prospectus, as applicable, Prospectus and SAI are deleted in their entirety.

II.  Effective May 1, 2026, the following changes are made to each fund’s Summary Prospectus, as applicable, Prospectus and SAI:

a. The following is added to the section titled “Management – Portfolio managers” in each fund’s Summary Prospectus, as applicable, and Prospectus:

Portfolio manager	Title	Portfolio manager of the fund since
Robbie McNab, CFA	Portfolio Manager	May 2026

b. The following is added to the section titled “More on fund management – Portfolio managers” in each fund’s Prospectus:

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
Robbie McNab, CFA

Mr. McNab is a Portfolio Manager on the Emerging Markets Strategy at CIML, where he is primarily responsible for researching stocks in the industrials and utilities sectors. He has 18 years of investment industry experience. Mr. McNab was formerly a Senior Portfolio Manager and global Investment Analyst at Martin Currie, which became part of CIML in 2025. Since starting his career in 2007 at Martin Currie, he has held positions as a global investment analyst, a specialist on the Global Resources strategy, and a portfolio manager for the North America product before joining the former Martin Currie Long-Term Unconstrained team in 2018.

May 2026

c. The following is added to the section titled “Portfolio Managers – Other Accounts Managed by the Portfolio Managers” in each fund’s SAI:

Portfolio Managers	Type of Account	Number of Accounts Managed	Total Assets Managed (billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based (billions) ($)
Robbie McNab*	Registered investment companies	None	None	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	None	None	None	None

* The information is as of December 31, 2025 and does not reflect additional accounts (including the Fund) for which Mr. McNab will join the portfolio management team effective May 1, 2026.

d. The section entitled “Portfolio Managers – Portfolio Managers Securities Ownership” in each fund’s SAI is deleted in its entirety and replaced with the following:

As of January 1, 2026, the portfolio managers did not own shares of the Fund. It is not tax efficient for the portfolio managers, as residents of the United Kingdom, to invest in the Fund.

SCHEDULE A

Fund	Date of Summary Prospectus, as applicable, Prospectus and SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

ClearBridge Emerging Markets Fund	February 1, 2026
Clearbridge SMASh Series EM Fund	December 1, 2025

Please retain this supplement for future reference.